                                                                      EXHIBIT 24



                               POWER OF ATTORNEY
                               -----------------

    The undersigned officers and directors of Fulton Financial Corporation hereby constitute and appoint Rufus A. Fulton, Jr., Charles J. Nugent and William R. Colmery, or each of them singly, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority to sign for the undersigned and in their respective names, in any and all capacities, any and all amendments (including post-effective amendments) to this Registration Statement and generally to take all such steps as may be necessary or appropriate to enable Fulton Financial Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission related thereto, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, as herein authorized.



         Signature                   Capacity                   Date
         ---------                   --------                   ----
/s/ Jeffrey G. Albertson             Director             November 18, 1997
----------------------------
   (Jeffrey G. Albertson)

                                     Director
----------------------------
     (James R. Argires)

                                     Director
----------------------------
   (Donald M. Bowman, Jr.)

/s/ Thomas D. Caldwell, Jr.          Director             November 18, 1997
----------------------------
   (Thomas D. Caldwell, Jr.)

                               Senior Vice President      November 18, 1997
/s/ Beth Ann L. Chivinski          and Controller
----------------------------   (Principal Accounting
   (Beth Ann L. Chivinski)            Officer)


/s/ Harold D. Chubb                  Director             November 18, 1997
----------------------------
   (Harold D. Chubb)

/s/ William H. Clark, Jr.            Director             November 18, 1997
----------------------------
   (William H. Clark, Jr.)


         Signature                   Capacity                   Date
         ---------                   --------                   ----
/s/ Frederick B. Fichthorn           Director             November 18, 1997
----------------------------
   (Frederick B. Fichthorn)

/s/ Patrick J. Freer                 Director             November 18, 1997
----------------------------
   (Patrick J. Freer)

                                   President, Chief       November 18, 1997
/s/ Rufus A. Fulton, Jr.         Executive Officer and
----------------------------           Director
   (Rufus A. Fulton, Jr.)        (Principal Executive
                                       Officer)


/s/ Eugene H. Gardner                Director             November 18, 1997
----------------------------
   (Eugene H. Gardner)

                                Chairman of the Board     November 18, 1997
/s/ Robert D. Garner                 and Director
----------------------------
   (Robert D. Garner)


/s/ Daniel M. Heisey                 Director             November 18, 1997
----------------------------
   (Daniel M. Heisey)


/s/ J. Robert Hess                   Director             November 18, 1997
----------------------------
   (J. Robert Hess)


/s/ Carolyn R. Holleran              Director             November 18, 1997
----------------------------
   (Carolyn R. Holleran)


/s/ Clyde W. Horst                   Director             November 18, 1997
----------------------------
   (Clyde W. Horst)


/s/ Samuel H. Jones, Jr.             Director
----------------------------
   (Samuel H. Jones, Jr.)


/s/ Bernard J. Metz, Sr.             Director             November 18, 1997
----------------------------
 (Bernard J. Metz, Sr.)

                                  Executive Vice          November 18, 1997
/s/ Charles J. Nugent           President and Chief
----------------------------     Financial Officer
   (Charles J. Nugent)         (Principal Financial
                                     Officer)


         Signature                   Capacity                   Date
         ---------                   --------                   ----
/s/ Arthur M. Peters, Jr.            Director             November 18, 1997
----------------------------
   (Arthur M. Peters, Jr.)


/s/ Stuart H. Raub, Jr.              Director             November 18, 1997
----------------------------
   (Stuart H. Raub, Jr.)


/s/ William E. Rusling               Director             November 18, 1997
----------------------------
   (William E. Rusling)


/s/ Mary Ann Russell                 Director             November 18, 1997
----------------------------
   (Mary Ann Russell)


/s/ John O. Shirk                    Director             November 18, 1997
----------------------------
   (John O. Shirk)


/s/ R. Scott Smith                Executive Vice          November 18, 1997
----------------------------         President
   (R. Scott Smith)


/s/ James K. Sperry               Executive Vice          November 18, 1997
----------------------------      President and
   (James K. Sperry)                 Director


/s/ Kenneth G. Stoudt                Director             November 18, 1997
----------------------------
   (Kenneth G. Stoudt)